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                                  Exhibit 99.1
                                  ------------

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Arrhythmia Research Technology, Inc. (the "Company") for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Chief Operating Officer and Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/  JAMES E. ROUSE                                  /s/  RICHARD A. CAMPBELL
---------------------------                          -------------------------
President,                                           Vice President of Finance
and Chief Operating Officer

Date: August 13, 2002